Exhibit 99.1

Bullish Exchange reports annualized monthly trading revenue of US$97M in February three months after launch

Bullish and Far Peak Acquisition Corp. announce extension of outside date for business combination to May 9,

2022

CAYMAN ISLANDS — March 8, 2022 — Bullish, a technology company that operates the regulated cryptocurrency Bullish Exchange, today announced that for February 2022, average daily trading volume on the exchange was US$213 million and annualized monthly trading revenue was US$97 million.

Since the platform opened in permitted jurisdictions to select institutional customers on November 24, 2021, and to the public in late December 2021, total trading volume on the exchange has reached over US$14 billion. The platform offers five trading pairs, with more token listings expected this year.

Bullish Chairman Brendan Blumer, and Far Peak’s Tom Farley and David Bonanno present further details in a business update video, which is available at investor.bullish.com.

“The response that we’ve seen from institutions has been extremely encouraging,” said Michael Lau, Senior Vice President and Global Head of Sales of Bullish. “We’ve attracted world-class, established trading firms as well as crypto native enterprises, who value our differentiated and predictable liquidity profile, in addition to our institutional-grade platform features.

“We are looking forward to introducing additional tokens, enhancing and adding to the platform, and expanding our geographies to permitted jurisdictions during the remainder of 2022,” he added.

The Bullish Exchange has been launched in 40+ select jurisdictions in Asia Pacific, Europe, Africa and Latin America. The trading platform combines the liquidity pool innovation that is popular in decentralized finance (DeFi) with regulatory compliance frameworks, giving institutional and retail traders access to deep liquidity and low-cost transactions. The Bullish Exchange is operated by Bullish (GI) Limited and regulated by the Gibraltar Financial Services Commission.

As previously announced, on July 8, 2021, Far Peak Acquisition Corporation (NYSE:FPAC), a special purpose acquisition company, and Bullish entered into a Business Combination Agreement (the “Agreement”) providing for a business combination in which Bullish would become publicly traded on the New York Stock Exchange.

Bullish and Far Peak today announced that they have agreed to extend the outside termination date under the Agreement from March 8, 2022, to May 9, 2022, in order to facilitate the completion of the business combination. No other changes were made to the Agreement. Subject to various approvals and conditions, including the approval by Far Peak’s shareholders, the business combination is expected to close in the second quarter of 2022.

Contacts

media@bullish.com

investors@bullish.com

contact@farpeak.com

About Bullish

Bullish is focused on developing products and services for the digital assets sector, and its flagship product, Bullish Exchange, has rewired the traditional exchange to benefit asset holders, enable traders and increase market integrity. Supported by the group’s treasury, Bullish’s new breed of exchange combines deep liquidity, automated market making and industry-leading security to increase the accessibility of digital assets for traders.

The Bullish Exchange has been launched in 40+ select jurisdictions in Asia Pacific, Europe, Africa and Latin America. The trading platform combines the liquidity pool innovation in decentralized finance (DeFi) with regulatory compliance frameworks, giving institutional and retail traders access to deep liquidity and low-cost transactions.

Bullish Exchange is operated by Bullish (GI) Limited and is regulated by the Gibraltar Financial Services Commission (GFSC)

(DLT license: FSC1038FSA).

For more information, please visit investor.bullish.com or bullish.com and follow Twitter and LinkedIn.

About Far Peak Acquisition Corporation

Far Peak Acquisition Corporation was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination in the financial technology, technology or financial services industries. The Company is sponsored by Far Peak LLC, which is ultimately owned by Thomas W. Farley, the Company’s Chairman and Chief Executive Officer, and David W. Bonanno, the Company’s Chief Financial Officer.

Forward-Looking Statements

This communication includes, and oral statements made from time to time by representatives of Far Peak Acquisition (‘FPAC”) and Bullish may be considered, “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or FPAC’s or Bullish’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. In addition, these forward-looking statements include, but are not limited to, statements regarding Bullish’s business strategy, cash resources, current and prospective product or services, as well as the potential market opportunity. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FPAC and its management, and Bullish and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreements respecting the pending business combination of FPAC and Bullish (the “Business Combination”); (2) the outcome of any legal proceedings that may be instituted against FPAC, Bullish or others; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of FPAC or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability of Bullish to meet applicable listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Bullish as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the Bullish following the Business Combination to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Bullish may be adversely affected by other economic, business and/or competitive factors; (11) the impact of COVID-19 on Bullish’s business and/or the ability of the parties to complete the Business Combination; and (12) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the preliminary proxy statement/prospectus included in the registration statement on Form F-4 (the “Registration Statement”) filed by Bullish with the U.S. Securities and Exchange Commission (the “SEC”), in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in FPAC’s Annual Report on Form 10-K for its fiscal year ended September 30, 2021, as filed with the SEC on December 17, 2021, as well as any further risks and uncertainties to be contained in any other material filed with the SEC by Bullish or FPAC. In addition, there may be additional risks that neither Far Peak nor Bullish presently know, or that Far Peak or Bullish currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing herein should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither FPAC, nor Bullish undertakes any duty to update these forward-looking statements.

Important Information and Where to Find It

This document does not contain all the information that should be considered concerning the proposed Business Combination. It does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed Business Combination. In connection with the proposed Business Combination, Bullish has filed the Registration Statement with the SEC which includes a preliminary proxy statement / prospectus with respect to the Business Combination. The definitive proxy statement / prospectus and other relevant documentation will be mailed to FPAC shareholders as of a record date to be established for purposes of voting on the Business Combination. FPAC shareholders and other interested persons are advised to read the preliminary proxy statement / prospectus and any amendments thereto, when available, and the definitive proxy statement / prospectus because these materials contain and will contain important information about Bullish, FPAC and the proposed transactions. Shareholders may obtain a copy of the preliminary proxy statement / prospectus and, when available, the definitive proxy statement / prospectus without charge, at the SEC’s website at http://sec.gov or by directing a request to: Far Peak Acquisition Corp., 511 6th Ave #7342, New York, NY 10011. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

FPAC, Bullish, and their respective affiliates and the directors and executive officers thereof, other members of management and employees may be considered participants in the solicitation of proxies with respect to the Business Combination described herein under the rules of the SEC. Information regarding persons who may, under the rules of the SEC, be deemed participants in such solicitation and a description of their interests is set forth in the preliminary proxy statement/prospectus included in the Registration Statement, which can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This communication is for informational purpose only and not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Bullish or FPAC, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.